UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

Warner Chilcott Holdings Company III, Limited
(Exact name of registrant as specified in its charter)

Commission File Number: 333-126660

Bermuda	36215
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Enterprise Drive
Rockaway, New Jersey 07866
(Address of principal executive offices, including zip code)

(973) 442-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2006, Warner Chilcott Holdings Company III, Limited (“Holdings III”) issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.

The information in this Item 2.02 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued May 12, 2006 by Warner Chilcott Holdings Company III, Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED

By:	/s/ Paul Herendeen

	Name:	Paul Herendeen
	Title:	Executive Vice President and Chief Financial Officer

Date: May 12, 2006